EXHIBIT 10.1

                            SECOND AMENDMENT TO LEASE


         This Second Amendment to Lease ("Agreement") made and entered into as of May ___ 2004, by and between BURNSVILLE BLUFFS OPERATING ASSOCIATES, LIMITED PARTNERSHIP, (hereinafter called the "Landlord") and BRAEMAR, INC. OF NORTH CAROLINA, A NORTH CAROLINA CORPORATION, (hereinafter called "Tenant").

                                   WITNESSETH

         WHEREAS, by Lease dated 26 day of July, 1994 (the "Lease Agreement"), Assigned and Amended on the 15th day of October, 1997, and Amended on the 27th day of May, 1999, Landlord leased to Tenant approximately 14,709 rentable square feet of space (the "Premises") in Landlord's property presently known as Burnsville Bluffs III Business Center and located at 11401 Rupp Drive, Burnsville, Minnesota, (the "Project"); and

         WHEREAS, the Landlord and Tenant desire to amend the Lease as provided herein.

                           STATEMENT OF THE AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         1. Paragraph 1 of the Lease is amended so that the term of the Lease for the Premises shall be extended commencing September 1, 2004, and shall continue up to and including February 28, 2006 ("extended term").

         2. Paragraph 2 of the Lease is amended so that the base rental rate for the extended term shall be as follows:

                  (a) Beginning September 1, 2004, and continuing through August 31, 2005, Annual Base Rent shall be One Hundred Two Thousand Two Hundred Twenty-Seven and 55/100 ($102,227.55), or Six and 95/100 dollars ($6.95) per square foot, payable in twelve equal monthly installments of Eight Thousand Five Hundred Eighteen and 96/100 Dollars ($8,518.96), due and payable without demand on the first day of each month.

                  (b) Beginning September 1, 2005, and continuing through February 28, 2006, Annual Base Rent shall be One Hundred Six Thousand Six Hundred Forty and 25/100 dollars ($106,640.25), or Seven and 25/100 dollars ($7.25) per square foot, payable in twelve equal monthly installments of Eight Thousand Eight Hundred Eighty Six and 69/100 Dollars ($8,886.69), due and payable without demand on the first day of each month.

         3. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Agreement except Landlord's Broker (Paramount Real Estate Corporation).

         4. This Agreement and all of the terms, covenants, conditions, provisions and restrictions herein contained shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns, respectively, of both Landlord and Tenant.

         5. Tenant Improvements - Landlord will remove and replace existing carpet in the hallway from the lunchroom to the inspection room, in the lunchroom, and in the corridor outside the restrooms ($16.50/yard material allowance).

         6. Right to Terminate - Provided Tenant is not in default on any of the terms, conditions or covenants of the Lease, Landlord shall grant Tenant a one-time right to terminate this lease on September 1, 2005. In order to execute this right, Tenant must notify Landlord in writing of its intent to terminate on or before May 1, 2005. In addition, with written notice, Tenant will pay all unamortized transaction costs, tenant improvements, commissions, and the rent difference of thirty cents per square foot ($.30/psf) for six (6) months, which totals $5,400.85.

Except as amended herein, all terms, covenants and provisions of the Lease shall be and remain in fullo force and effect and are hereby ratified and confirmed. In the event of any conflict between the terms of the Lease and the terms of this Agreement, the terms of this Agreement shall control. Unless otherwise set forth, the defined terms used in this Agreement shall have the same meanings as set forth in the Lease.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written above,

                                        LANDLORD:

                                        BURNSVILLE BLUFFS OPERATING ASSOCIATES,
                                        LIMITED PARTNERSHIP
                                        By BGK Burnsville, LLC, General Partner

                                        /s/ Cheryl S. Willoughby
                                        ----------------------------------------
                                        Cheryl S. Willoughby
                                        Executive Vice President and COO


                                        TENANT:

                                        BRAEMAR, INC. OF NORTH CAROLINA

                                        /s/
                                        ----------------------------------------

                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                         SUPPLEMENT AND AMENDMENT NO. 1
                               TO LEASE AGREEMENT


THIS AGREEMENT made effective the 27th day of May 1999 between Burnsville-Dakota Business Center Associates, a New Mexico limited partnership ("Landlord"), AMP of North Carolina ("Assignor"), and Braemar Inc. of North Carolina, a North Carolina Corporation ("Tenant").

WHEREAS, Northwestern National Life Insurance Company, Landlord's predecessor in interest, and Carlisle Corporation, Assignor's predecessor in interest, entered into a certain lease agreement dated July 26, 1994 pertaining to Suite 11480 of the Burnsville Bluff III Business Center (the "Premises"), located at 11401 Rupp Drive, Burnsville, Minnesota, containing approximately 14,709 rentable square feet (the "Lease Agreement");

WHEREAS, Assignor and Tenant have requested that Assignor be permitted to assign to Tenant the interest of Assignor under the Lease Agreement, and extend the Term thereof, and Landlord has agreed to such request but only on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, it is hereby agreed that the Lease Agreement shall be, and it hereby is supplemented and amended as follows:

1. Effective September 1, 1999, Assignor does hereby assign to Tenant and Tenant does hereby accept and take from Assignor, all right, title and interest of Assignor, as tenant, under the Lease Agreement, as herein supplemented and amended. Tenant hereunder agrees to be bound by all of the provisions of the Lease Agreement, as hereby supplemented and amended, and shall keep and perform promptly each and every term, covenant and condition of the Lease Agreement, as hereby supplemented and amended, which is to be kept and performed by the tenant thereunder for the balance of the Term thereof, for the benefit of Landlord, including, but not limited to, the obligation to pay Rent Payments and Additional Rent directly to the Landlord.

2. The Term of the Lease Agreement shall be, and it hereby is extended to August 31, 2002, subject, however, to Paragraph 4, of this Supplement and Amendment No. 1.

3. Commencing September 1, 1999 and on the first day of each and every month thereafter to and including August 1, 2002, Tenant shall pay to Landlord as per Paragraph 3, "Rent Payments" of the Lease Agreement, monthly rent for the Premises of $8,518.96 subject, however, to Paragraph 4, of this Supplement and Amendment No. 1.

4. Subject to the terms and conditions set forth herein and in the Lease Agreement and provided Tenant is not in default under the Lease Agreement at the time Tenant gives the "Option to Extend Notice" (hereafter defined) or at any time thereafter up to and including the extension term effective date, Tenant shall have the right to extend the Term of the Lease Agreement an additional two year period to expire on August 31, 2004. Tenant shall exercise such right by giving written notice to Landlord of Tenant's election to extend no later than July 15, 1999, time being of the essence (the "Option to Extend Notice"). If such "Option to Extend Notice" is timely given by Tenant, the Lease Term shall be extended so as to expire August 31, 2004 and Tenant shall pay Landlord monthly Rent Payments on the first day of each and every month thereafter as follows:


-------------------------------------------------------------------------------
        PERIOD OF EXTENDED TERM                MONTHLY RENT PAYMENT
-------------------------------------------------------------------------------
         9-1-1999 to 8-31-2001                       $7,906.09
-------------------------------------------------------------------------------
         9-1-2001 to 8-31-2003                       $8,212.53
-------------------------------------------------------------------------------
         9-1-2003 to 8-31-2004                       $8,518.96
-------------------------------------------------------------------------------

         If the "Option to Extend Notice" is not timely given by Tenant to Landlord, this Paragraph 4 shall be null and void and of no further force or effect.

5. Tenant hereunder acknowledges it shall be occupying the Premises in its "as is" condition.

6. Assignor and Tenant represent and warrant that Tenant is a "Lessee Affiliate" as defined in Article 24 of Lease Exhibit E annexed to the Lease Agreement.

7. Except as hereinabove supplemented and amended, all of the terms, covenants and conditions of the Lease Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the day and year first above written.


-------------------------------------------------------------------------------
LANDLORD:                                    TENANT:  BRAEMAR, INC.
CENTER, LIMITED PARTNERSHIP BURNSVILLE-
DAKOTA BUSINESS
By:  BGK Equities, Inc., General Partner


By:   /s/
      ----------------------------------
Its:  Senior Vice President                  By:   /s/
      ----------------------                       ----------------------------
Date: June 9, 1999                           Its:  President
      ------------                                 ---------
                                             Date: May 27, 1999

ASSIGNOR:
AMP OF NORTH CAROLINA


By:   /s/ Ronald G. Moyer
      ----------------------------------
Its:  CEO
      ---
Date: June 2, 1999
      ------------

--------------------------------------------------------------------------------

                       ASSIGNMENT AND ASSUMPTION OF LEASE


         This Assignment and Assumption of Lease (this "Agreement") is entered into as of this 15 day of October, 1997 by and between Carlisle Corporation, a Delaware corporation ("Assignor") and AMP of North Carolina, Inc., a North Carolina corporation ("Assignee").

                                R E C I T A L S :

         A. Reference is hereby made to that certain Lease Agreement dated as of July 26, 1994, by and between Burnsville-Dakota Business Center Associates, L.P., as successor to Northwest National Life Insurance Company, as Landlord ("Landlord") and Assignor (the "Lease"), relating to that certain property located at 11401 Rupp Drive, Burnsville, Minnesota.

         B. Pursuant to and accordance with a certain Agreement for Purchase and Sale of Assets between Braemar, Inc. (a wholly owned subsidiary of Assignor) and Assignee, Assignor desires to assign all of its right, title and interest in and to the Lease to Assignee and Assignee desires to assume all of the obligations of Assignor thereunder.

         NOW, THEREFORE, in accordance with the terms of the Asset Purchase Agreement and in consideration of the promises contained herein, the foregoing Recital and good and other valuable consideration as set forth in the Asset Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged to the full satisfaction of Assignor, Assignor hereby agrees with Assignee as follows:

         1. Assignment and Assumption of Lease. Assignor hereby assigns and transfers to Assignee, its successor and assigns, all of Assignor's right, title and interest in and to the Lease. Assignee hereby agrees to assume and accept the assignment and delegation of all of Assignor's right, title and interest in and to the Lease and shall perform all of Assignor's obligations under the Lease which are to be performed thereunder as and from the date hereof.

         2. Representations and Warranties. Assignor hereby represents and warrants to Assignee as follows:

                  (a) The Lease is valid and in full force and effect as of the date hereof;

                  (b) The Assignor is not in default under any term of the Lease;

                  (c) The Assignor is current as of the date hereof in its rent payments under the Lease; and

                  (d) The Lease has not been modified, supplemented or amended in any way.

         3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.



                   [SIGNATURE PAGE AND ACKNOWLEDGMENTS FOLLOW]

         IN WITNESS WHEREOF, Assignor and Assignee each have executed this Agreement as of the date first above written.


                                            CARLISLE CORPORATION



                                        By: /s/
                                            -----------------------------------



                                            AMP OF NORTH CAROLINA, INC.



                                        By: /s/ Ronald G. Moyer, President
                                            -----------------------------------

STATE OF NEW YORK        )
COUNTY OF ONONDAGA       )

         On the 15th day of October, 1997 before me appeared Steven J. Ford the Secretary of Carlisle Corporation, a Delaware corporation, and acknowledged the foregoing to be his or her free act and deed and the free act and deed of such corporation.


                                        /s/
                                        ---------------------------------------
                                        Notary Public





STATE OF SOUTH CAROLINA  )
COUNTY OF LEXINGTON      )

         On the 15th day of October, 1997 before me appeared Ronald G. Meyer the President of AMP of North Carolina, Inc., a North Carolina corporation, and acknowledged the foregoing to be his or her free act and deed and the free act and deed of such corporation.


                                        /s/
                                        ---------------------------------------
                                        Notary Public

                         CONSENT TO ASSIGNMENT OF LEASE



         The undersigned, BURNSVILLE-DAKOTA BUSINESS CENTER ASSOCIATES, L.P., as successor to NORTHWEST NATIONAL LIFE INSURANCE COMPANY, hereby consents to the Assignment and Assumption of Lease from CARLISLE CORPORATION to AMP of NORTH CAROLINA, INC. in the form attached hereto.


Dated:  October 15, 1997

--------------------------------------------------------------------------------
WITNESSES:



                                           BURNSVILLE-DAKOTA BUSINESS CENTER
---------------------------------------      ASSOCIATES, L.P.

                                           By: /s/
                                               --------------------------------

                                           Print Name: Cheryl S. Willoughby
                                                       --------------------
                                           Title: Senior Vice President
                                                  ---------------------

--------------------------------------------------------------------------------

STATE OF NEW MEXICO

COUNTY OF SANTA FE

On the 15th day of October, 1997, before me personally appeared Cheryl S. Willoughby, the Senior Vice President of BGK Equities, Inc., a New Mexico Corporation and the sole general partner of Burnsville-Dakota Business Center Associates, Limited Partnership, a New Mexico Limited Partnership, and acknowledged the foregoing to be her free act and deed and the free act and deed of such corporation, on behalf of said corporation.


                                        /s/
                                        ---------------------------------------
                                        Notary Public



                                        My Commission Expires:  7/26/2000

                                 LEASE AGREEMENT


THIS LEASE, made this 26th day of July, 1994, by and between Northwestern National Life Insurance Company, c/o Washington Square Capital, Inc., hereinafter called "Lessor," and Carlisle Corporation DBA Braemar, Inc., hereinafter called "Lessee."

         WITNESSETH: That Lessor, in consideration of the rents and covenants hereinafter mentioned, does hereby demise, lease and let unto Lessee, and Lessee does hereby hire and take from the Lessor the following described premises, located in Burnsville, County of Dakota, and State of Minnesota, namely:

         1. DESCRIPTION. Address: 11401 Rupp Drive, Building Square Footage:
78,473, Premises Square Footage: 14,709, Percentage Share: 18.75%, Parking
Stalls: N/A, Lease Term: 5 years, From: 9-1-94 To: 8-31-99, Monthly Rent: See Exhibit E Use of Premises: Office and Manufacturing.

         2. LEASE. In consideration of these mutual agreements and provisions, Lessor leases to Lessee and Lessee leases from Lessor the above premises for the above use and in compliance with Federal, State and Local Regulations and the Rules and Regulations established by Lessor and attached hereto as Exhibit C.

         3. RENT PAYMENTS. Lessee shall pay to Lessor in advance, the stated monthly rent on or before the first day of each month with said amount to be prorated for the first and last month of the lease term if occupancy by Lessee shall begin or end on a day other than the first of the month. Lessor shall have the right to assess and collect from Lessee a late charge of five (5) percent of rent payments received after the fifteenth of the month, said amount to be paid with the next installment of monthly rent. Failure on behalf of Lessee to make these rent payments until proper termination of this Agreement will result in the right of Lessor to exercise legal remedies.

         4. ADDITIONAL RENT. In addition to the above rent payments, Lessee shall pay to Lessor its percentage share of real estate taxes, including installments of special assessments payable therewith, due and payable upon the building and land in any calendar year during the term hereof, together with its percentage share of any insurance premiums required to be paid by Lessor on the building or its operations including property and liability, and management fees, security costs, and other operating expenses relating to the property. This additional rent shall be paid in equal monthly installments during the calendar year in which Lessor shall be required to make such payments. If the amount of such payments are not known at the beginning of the calendar year, Lessee shall pay a reasonable estimate of the amount thereof, as determined by Lessor, with a retroactive adjustment made at such time as the actual amount shall be determined.

         5. SECURITY DEPOSIT. Upon the date hereof, Lessee shall pay to Lessor the amount of $23,044.10 half of which shall be the payment of rent for the first month of occupancy and the remaining half of which shall be a Security Deposit to guarantee the payment of rent and the performance of all terms of this Agreement. Upon the occurrence of any default by Lessee, Lessor may use said Security Deposit to the extent necessary to make good any arrearages of rent or any other expense. Any remaining balance of said Security Deposit shall be returned to Lessee upon compliance with the terms herein and acceptance of the vacated premises by Lessor. Lessee understands that its liability is not limited to the amount of the Security Deposit and use of such deposit by Lessor shall not constitute a waiver, but is in addition to other remedies available to Lessor under this Agreement and Law. Upon the use of all or part of the Security Deposit to cure defaults of Lessee, Lessee shall forthwith deposit with Lessor the amount of the Security Deposit so used.

         6. OCCUPANCY. Lessor agrees to deliver the premises in a safe, broom clean and usable condition, in compliance with all applicable Building Codes. In the event Lessee is prevented from occupying the premises at the start of the above term due to delays by Lessor, the rent shall be abated for each day occupancy is delayed, but the lease term will still end on the date set forth above.

         7. UTILITIES. Lessee shall pay for all utilities, including gas, electricity, water, sewer and telephone services for the premises during the term of this Agreement. The common area utilities which serve the premises are separately metered and Lessee shall pay its percentage share of any such utility expense.

         8. STRUCTURAL MAINTENANCE. Lessor shall, at its expense, keep the structural parts of the building in good repair, including the structural parts of the exterior walls, roof, floor, foundation, and interior columns except that Lessor shall not be responsible for repairs caused by the fault or negligence of Lessee, its employees, or invitees.

         9. EXTERIOR MAINTENANCE. Lessor shall contract for, and Lessee shall pay its percentage share of all common areas heat, electricity, water, sewer, landscape care, snow removal, window washing, parking lot maintenance, exterior painting and all other such maintenance required during the term of this Agreement. All services shall be provided for the comfortable use of the premises during business hours provided that Lessor is not liable for damages for failure to provide services due to causes beyond its reasonable control. Lessor shall provide Lessee, upon demand, with satisfactory evidence that these expenses have been incurred.

         10. INTERIOR MAINTENANCE. Lessee shall be responsible for the interior maintenance of the premises including maintenance, repair or replacement of entrance door, overhead garage doors, heating, plumbing, electrical, mechanical and air-conditioning fixtures and equipment used by Lessee; the replacement of all glass broken and expendables, and agrees to keep the premises, and surrender the premises upon termination of this Agreement, in as good as a condition as when turned over to it, reasonable wear and tear and damage from the elements excepted. Maintenance of heating, mechanical and air-conditioning fixtures and equipment shall specifically include the reasonable cost of quarterly inspections and repairs performed by an independent mechanical contractor who shall be contracted for by Lessor.

         11. CASUALTY INSURANCE. Lessor shall maintain and Lessee shall pay its percentage share of the premium for fire and extended coverage insurance on the property and any other insurance that Lessor may be required to carry on the property or its operations. If the use of the premises by Lessee results in any rate increases for such insurance, Lessee shall correct the circumstances that cause such rate increase or shall pay such rate increase immediately when due.

         12. LIABILITY INSURANCE. Lessee will maintain in force during the term of this Agreement a contents and public liability insurance policy with Lessor named as co-insured; said insurance to afford protection of not less than $250,000 for injury or death; $1,000,000.00 for any one accident and $250,000 for property damage. Lessee agrees to deliver to Lessor a Certificate of Insurance with a 30-day cancellation clause, prior to occupancy. Lessor will require each of the other lessees to carry the same insurance on their contents and property and will not permit any practice by any lessee that may cause an increase in the insurance premium for the building without charging said increase to the causing lessee for the benefit of all other lessees.

         13. WAIVER OF SUBROGATION. Lessor and Lessee each hereby mutually waive and release all claims and liabilities against the other, and the agents, servants, employees and invitees of the other, for loss or damage to the premises or any portion thereof, the building and other improvements of which the premises are a part, as well as any improvements, fixtures, equipment, supplies, merchandise and other property located in, upon or about the premises, resulting from fire, explosion or other perils included in standard fire and extended coverage insurance, whether caused by the negligence of any of said persons of entities, or otherwise. It is understood that Lessor and Lessee shall look solely to their own insurers in the event of casualty.

         14. LOSS PROTECTION. Lessee agrees to hold Lessor harmless from and indemnify Lessor against any and all liabilities, damages and expenses arising from injury, damage or loss to or caused by Lessee, its employees, guests, agents, sub-tenants or visitors, or any property of said persons, in or about the premises, building or grounds from any cause whatsoever, connected with the use of or activities in or about the property. Lessee further will make no claim against Lessor for any loss of or damage to the premises or property of Lessee caused by theft, burglary, water, gas or other means, unless such loss or damage is caused solely by the Lessor's gross negligence.

         15. FIXTURES AND EQUIPMENT. All fixtures and equipment considered necessary to the general operation and maintenance of the property shall be the property of Lessor, except that any "trade fixtures" provided by Lessee, at its own expense, shall remain the property of the Lessee and will be removed by Lessee upon termination of this Agreement. Lessee grants to the Lessor a lien upon all personal property of Lessee in said premises to secure payment of the rent, and agrees that no such property shall be removed from said premises while any installments of rent are past due and or other default exists under this Agreement.

         16. BREACH. A breach of this Agreement shall exist, if at any time during the term of this Agreement Lessee shall: (a) vacate said premises or default in the payment of rent or in the performance of any of these provisions; or (b) make an assignment for the benefit of creditors; or (c) file or have filed against it, a petition for bankruptcy or arrangement in settlement of liabilities or reorganization. In such event, Lessor shall have the following rights:

                  (1) Lessor shall have the right to enter the premises and remove all persons and property from the premises and store such property in a public warehouse or elsewhere at the cost of Lessee, and Lessor may either terminate this Agreement or, without terminating this Agreement, make such alterations and repairs as may be necessary in order to rent the premises, and rent the premises of any part thereof for such term and at such rents and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable. Upon such renting, all rentals received by Lessor shall be applied first to the payment of any debt other than rent due hereunder from Lessee to Lessor, second to pay any reasonable costs and expenses of such renting, including brokerage and legal fees; third to pay any rent due hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent which becomes due and payable hereunder. If the rental received from renting the premises is less than the rent payable hereunder, Lessee shall pay any such deficiencies, monthly, to Lessor. No entry or taking possession of the premises by Lessor shall be an election by Lessor to terminate this Agreement.

                  (2) Lessor shall also have the right to terminate this Agreement in which event, in addition to any other remedies Lessor may have, Lessor may recover from Lessee all damages incurred by reason of Lessee breach, including the cost of recovering the premises, reasonable legal fees and any excess of the rent reserved in this Agreement for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which shall be immediately due and payable from Lessee to Lessor.

                  (3) Lessor may, at its option, instead of exercising any other right or remedy, spend such reasonable sums as may be reasonably necessary to cure any default of Lessee and such amount, including legal fees, shall be paid by Lessee, as additional rent, upon demand.

                  (4) Any remedy of Lessor herein or by law or statute shall be cumulative with all other remedies and may be exercised from time to time and as often as the occasion may arise.

                  (5) No forbearance by Lessor to exercise any right accruing to Lessor hereunder shall be construed as a waiver of any such rights.

         17. IMPAIRMENT OF USE. If the premises shall become untenantable or unfit for occupancy, in whole or in part, by the total or partial destruction of the building by fire or other casualty, this Agreement may, at the option of the Lessor, cease and terminate and Lessee shall have no claim against Lessor for the value of any unexplored term of said Agreement. If Lessor shall elect to restore the premises, rent shall be abated for each period of restoration in accordance with the ratio of the portion of the premises deemed untenantable to the entire premises.

         18. CONDEMNATION. If the whole or any part of the demised premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then, and in the event, the term of this Agreement may, at the option of the Lessor, cease and terminate from the date the title vests and Lessee shall have no claim against Lessor for the value of any unexpired term of said Agreement.

         19. OTHER PAYMENTS. In addition to the rent set forth herein, all other payments to be made by Lessee to Lessor hereunder shall constitute rent as herein defined.

         20. HOLDING OVER. If Lessee remains in possession of the premises after expiration of the lease term, without the execution of a new lease, it shall be deemed to be occupying the premises as a Lessee from month to month, subject to all the conditions provisions and obligations of this Agreement insofar as the same can be applicable to a month-to-month tenancy, provided, however, that the basic rent required to be paid by Lessee during any holdover period shall be a minimum of 200% of the basic monthly rent required as set forth above. Any holding over, however, shall not be considered a renewal of this Agreement.

         21. MORTGAGE LIEN. This Agreement is subject to the terms and the lien of present and future mortgage deeds securing the premises.

         22. EXHIBIT. Any and all exhibits attached to this Agreement shall be a part of this Agreement and any amendments hereto shall be in writing and executed by both Lessor and Lessee.

         23. RULES AND REGULATION. Lessee has read and agrees to be bound by the Rules and Regulations of Lessor attached hereto as an exhibit to this Agreement, and acknowledges that a violation of any of said Rules and Regulations shall constitute a breach of the provisions of this Agreement. Such Rules and Regulations may be added to or amended from time to time by Lessor for the benefit of all lessees within the building, and such additions or amendments shall become effective immediately upon notification, provided that such changes do not materially or adversely affect Lessee's business or permitted use of the Premises.

         24. ASSIGNMENT OR SUBLETTING. Lessee will not mortgage, assign or otherwise encumber this Lease, or allow the premises to be assigned by operation of law or otherwise, or sublet premises or any part thereof, or use or permit the same to be used for any other purpose than stated in the use clause hereof without prior written consent of Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, in the event the Lessee desires to assign or sublet the premises Lessee shall provide Lessor with not less than sixty (60) days prior written notice of Lessee's proposed action, specifying in detail any and all terms of such assignment or sublease. In the event an assignment or sublease is approved by Lessor, Lessee shall pay to Lessor an assignment or subletting fee of ten percent (10%) of one month's Rent for the space involved but not less than $250.00. Lessor reserves the right to cancel and terminate this Lease in whole, or as to the part sublet, within sixty (60) days after receipt of such notice from Lessee. No assignment or subletting shall relieve Lessee from its obligations hereunder. See Exhibit E.

         25. HAZARDOUS SUBSTANCES. Lessee specifically agrees to not use, or permit the use or storage of any hazardous substances within the premises. Lessee agrees that the terms "hazardous substance" shall have the meaning set forth on Exhibit D and that Lessee shall not permit the use of storage of any such hazardous substance within the premises other than set forth in Exhibit D or as may from time to time be added or deleted from said list with the approval of the Lessor, which approval shall not be unreasonably withheld.

         26. ALTERATIONS, ADDITIONS, IMPROVEMENTS. Lessee will not make or allow to be made any alteration or additions in or to the premises without the prior written consent of Lessor. Such alterations, physical additions or improvements as well as those improvements made at the Lessee's expense such as by way of example but not limitation: wall coverings, floor coverings or carpet, paneling, doors and hardware, any and all of such improvements shall become the property of the Lessor and shall in no event be removed by the Lessee . It is the responsibility of the Lessee to restore the premises to the condition that existed when Lessee first took possession (ordinary wear and tear excepted) if Lessor so requests. This clause shall not apply to movable non-attached fixtures or furniture of the Lessee. If any mechanic's lien is filed against the premises or the real estate of which the premises form a part, which lien concerns the Lessee and/or the premises, Lessee shall cause same to be discharged of record, by bonding or otherwise, within ten (10) days after the lien is filed. Nothing herein contained shall be deemed to be a consent by Lessor to the providing of any labor or materials to the premises by Lessee which could give rise to mechanics liens. Lessee shall at the request of Lessor, post the premises with appropriate notices as requested by Lessor to give notice to laborers and suppliers that no mechanic's lien may attach to the Lessor's interest therein.

         27. ESTOPPEL CERTIFICATE. The Lessee agrees that from time to time upon not less than ten (10) days prior request by Lessor, the Lessee, or Lessee's duly authorized representative having knowledge of the following facts, will deliver to Lessor a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the lease as modified is in full force and effect); (b) the dates to which the Rent and other charges have been paid; and (c) that the Lessor is not in default under any provision of this Lease, or, if in default, the nature thereof in detail. The Lessee hereby appoints the Lessor as attorney-in-fact for the Lessee with full power and authority to execute and deliver in the name of the Lessee any such certificate in the event the Lessee fails to do so on request.

         28. SUBMISSION. Submission of this instrument to Lessee or proposed Lessee or his agents or attorneys for examination, review, consideration or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this instrument shall have no binding legal effect until execution hereof by both Lessor and Lessee or its agents.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their proper officers or representatives and warrant that they have the authority to bind same.


--------------------------------------------------------------------------------
LESSOR:                                     LESSEE:

Northwestern National Life Insurance        Carlisle Corporation
   Company                                  250 South Clinton Street,
c/o Washington Square Capital, Inc.            Suite 201
100 Washington Avenue Square, Suite 800     Syracuse, NY  13202-1258
Minneapolis, MN  55401-2147

By: /s/                                     By: /s/
    ---------------------------------           --------------------------------

Its:                                        Its:
    -----------------------------------         --------------------------------

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                                      -15-

                                    EXHIBIT B

                             LEASEHOLD IMPROVEMENTS


1. Leasehold Improvements are according to the space plans dated 7-15-94 with costs not to exceed $100,338.00, and additional Leasehold Improvements are to be at Lessee's expense.


































         INITIALS

         LESSOR:      LESSEE:


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


                                    EXHIBIT C

                              RULES AND REGULATIONS

                                            LEASE DATE: July 26, 1994

         Lessee has read and agrees to be bound by the following Rules and Regulations of Lessor and acknowledges that a violation of any said rules shall constitute a breach of the provisions of the Lease Agreement of the above date. Said Rules and Regulations may be added to or amended from time to time by Lessor for the benefit of all lessees within the building, provided that such changes do not materially or adversely affect Lessee's business or permitted use of the Premises, and such additions or amendments shall become effective immediately upon notification.

         1. TRASH. Each lessee shall provide its own dumpster for trash and agrees not to leave or store any materials, litter or trash on the grounds or parking areas.

         2. DISTURBANCE. No noise, or conduct, shall be permitted at any time which will disturb or annoy other lessees.

         3. PARKING. The use of parking shall be subject to reasonable regulations as Lessor may promulgate from time to time uniformly for all lessees. Lessee agrees that it will not use more than its prescribed number of stalls at any one time, and will not use or permit the use by its employees of the parking area for the overnight storage of automobiles or other vehicles. There will not be any assigned exclusive parking spaces available to any lessee of the building except with prior written consent of Lessor and due notification of all lessees by written notice.

         4. SIGNS. No sign, advertisement, or other lettering shall be painted, affixed, or exposed on windows or doors or any part of the building or property without the prior written consent of the Lessor. All identification signs shall be as per the building standards.

         5. ALTERATIONS. No interior alterations, connection, painting or redecorating of a permanent nature may be done to the unit without written approval of Lessor. Lessee agrees that all such approved work shall be done in a good, workmanlike manner in conformance with applicable building codes, that no liens shall attach to the premises by reason thereof, and that the premises shall be restored to their original condition by the Lessee prior to the expiration of the Agreement. Failure to remove fixtures and equipment shall constitute abandonment to the Lessor who may remove said fixture and equipment, and restore the premises to their original condition, at the expense of the Lessee.

         6. FIXTURE MOVEMENT. Lessee agrees that any and all furniture, fixtures and goods will be moved by the Lessee whenever such moving is necessary for the purpose of building repair and/or maintenance by Lessor.

         7. ACCESS. Lessor or authorized agent, has the right to enter the unit at any reasonable time to inspect, make repairs or alternations as needed, and three (3) months prior to the termination of this Agreement to display the unit to prospective tenants, and to place on doors and windows appropriate notice that the premises are for rent.

         8. LOCKS. No additional locks will be placed on any of the doors in the building without the prior written approval of Lessor, and in such event, Lessor shall receive an access key to such locks.

         9. STORAGE. Storage and installation of any machinery, part, materials, equipment, shelving or furniture of any type whatsoever, constitutes occupancy, requires payment of rent for each day the space is so used, and is specifically disallowed unless approved in writing by Lessor.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Exhibit to be executed by their proper officers or representatives, by such execution agree to be bound by the provisions contained herein. This Exhibit shall be attached to and become a part of the Lease Agreement of the above date.


         INITIALS

         LESSOR:      LESSEE:


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

                                    EXHIBIT D

                              HAZARDOUS SUBSTANCES

         The Lessee, its employees and/or invitees shall not without the prior written consent of Lessor bring into the premises or common areas, or permit to be in the premises or common areas, or release from the premises or common areas any "HAZARDOUS SUBSTANCES". For purposes hereof, "HAZARDOUS SUBSTANCES" shall mean any toxic or hazardous substance or waste, pollutant or contaminant (including, without limitation, asbestos, urea formaldehyde, the group of organic compounds known as polychlorinated biphenyls, petroleum products including gasoline, fuel oil, crude oil and various constituents of such product(s) and any hazardous substance as defined in any state, local or federal law, regulation, rule, policy or order relating to the protection of the environment.

         Notwithstanding any termination of the Lease, the Lessee will indemnify and hold the Lessor harmless from any cost, expense, or damage resulting from a violation of this Exhibit, and will, upon request from the Lessor promptly remove, at its sole expense, any material so brought or released in violation of this Exhibit. The Lessor may, from time to time, inspect the Leased Premises to determine compliance with this Exhibit, and require the Lessee certify to such compliance. A violation of this Exhibit is a breach for which the Lessor need not provide notice or a period to cure, and any contrary provision in this Lease is hereby modified to so provide.

              EACH ITEM ON THE FOLLOWING CHECKLIST MUST BE ANSWERED

         1.       Will any chemicals be used or stored on the premises?
                                                             [X] YES     [_] NO

         If yes, list all chemicals that are to be used or stored in the premises.

          NORMAL ELECTRONIC ASSEMBLY A LIST WILL BE PROVIDED
         -----------------------------------------------------------------------

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         -----------------------------------------------------------------------
                  If more space is required, attach a signed list to this Exhibit.


         2. Will any materials be used or stored on the premises that appear on any local, state or federal list of "HAZARDOUS
                  SUBSTANCES"?     [_] YES    [X] NO    If yes, list all items
                  in the space provided.

         -----------------------------------------------------------------------

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         -----------------------------------------------------------------------

         3.       Do you have any permits to handle, use or store "HAZARDOUS
                  SUBSTANCES"?    [_] YES    [X] NO
         If yes, attach copies of these permits to this Exhibit.


         4.       Will any flammables be used or stored on the premises?
                                                             [_] YES     [X] NO
         If yes, list all type, quantities and how the flammable will be stored.

         -----------------------------------------------------------------------

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         -----------------------------------------------------------------------

         Lessee certifies that the above information is true, complete and correct. Further, Lessee understands and agrees that no substances other than those listed above and approved by the Lessor may be used or stored on the premises and that any additions to the above list must be approved in writing by the Lessor or its authorized agent.



         INITIALS

         LESSOR:      LESSEE:


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


                                 LEASE EXHIBIT E

The Articles as set forth in this Exhibit E Supplement the Lease Agreement attached hereto and are a binding part thereof. If the provisions of the following Articles conflict with the provision of the attached Lease Agreement, then the provisions of the following Articles shall supersede and control any conflicting provisions in the attached lease.

         ARTICLE 24. ASSIGNMENT OF SUBLETTING. LESSEE AFFILIATE. Lessee may assign this Lease Agreement or sublease the premises, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger of or consolidation with Lessee ("Lessee's Affiliate"). In such case, any Lessee's Affiliate shall assume in writing all of Lessee's obligations under this Lease Agreement.

         ARTICLE 1. DESCRIPTION. MONTHLY RENT. It is mutually agreed that the monthly rent payment shall be in accordance with the following schedule:

--------------------------------------------------------------------------------
         Months                  Net Rent/Sq. Ft.               Net Monthly Rent
================================================================================
         1-24                        $7.00                        $8,580.25
--------------------------------------------------------------------------------
        25-36                         7.25                         8,886.69
--------------------------------------------------------------------------------
        37-60                         7.50                         9,193.13
--------------------------------------------------------------------------------

         ARTICLE 29. NOTICES. Any notices required or permitted to be given hereunder by one party to the other shall be deemed to be given when personally delivered to Lessee at the Demised Premises and to Lessor at their office or mailed, postage prepaid by Certified or Registered mail, addressed to the respective pay to who notice is intended to be given at the following address of such party. Notice pertaining the Lease Term, E.G., options, renewals, etc. must be delivered visa Certified or Registered mail.

        ------------------------------------------------------------------------
        If Lessor:                                    If to Lessee:

        Northwestern National Life Insurance          Carlisle Corporation
           Company                                    250 South Clinton Street,
        c/o Washington Square Capital, Inc.              Suite 201
        100 Washington Avenue Square                  Syracuse, NY  13202-1258
        Suite 800
        Minneapolis, MN  55401-2147                   and

        Attn:  Deborah J. Hildebrand                  Braemar Inc.
                                                      11401 Rupp Drive
        and                                           Burnsville, MN  55337

        Thorpe Bros., Inc.
        8085 Wayzata Blvd.
        Minneapolis, MN  55426

        Attn:  Wiley Vogt
        ------------------------------------------------------------------------

         ARTICLE 30. Provided Lessee is not in default of any terms or conditions of this Lease Agreement. Lessee shall have the option to extend this Lease Agreement for one three-year term. Rental rates are to be at the then market rates.



         INITIALS

         LESSOR:      LESSEE:


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